Exhibit 99.1

Press Release For Immediate Release	Contact: David A. Brager Chief Executive Officer (909) 980-4030

CVB Financial Corp. Announces Termination of its 10b5-1 Stock Repurchase Program

Ontario, CA, September 23, 2021 - CVB Financial Corp. (NASDAQ: CVBF) (the “Company”) announced today that effective immediately it has terminated its 10b5-1 stock repurchase program in order to comply with Regulation M under the Securities Exchange Act of 1934, as amended. The termination is related to the announced acquisition by the Company and its principal subsidiary, Citizens Business Bank, of Suncrest Bank. Suncrest Bank will be engaged in a proxy solicitation associated with the prospective issuance of the Company’s common stock in connection with the Agreement and Plan of Reorganization and Merger among the Company, its principal subsidiary, Citizens Business Bank and Suncrest Bank, dated July 27, 2021, which in turn caused Regulation M to become applicable to any repurchases by the Company of its common stock. The Company’s Board of Directors previously authorized the Company to repurchase up to 10,000,000 shares of the Company’s common stock. During the third quarter of 2021, the Company repurchased 390,336 shares of common stock, at an average price of $18.97, and as of September 23, 2021, 4,194,809 shares remain available for repurchase.

Corporate Overview

CVB Financial Corp. (“CVBF”) is the holding company for Citizens Business Bank. CVBF is one of the 10 largest bank holding companies headquartered in California with over $15 billion in total assets. Citizens Business Bank is consistently recognized as one of the top performing banks in the nation and offers a wide array of banking, lending and investing services through 58 banking centers and 3 trust office locations serving the Inland Empire, Los Angeles County, Orange County, San Diego County, Ventura County, Santa Barbara County, and the Central Valley area of California.

Shares of CVB Financial Corp. common stock are listed on the NASDAQ under the ticker symbol “CVBF”. For investor information on CVBF, visit our Citizens Business Bank website at www.cbbank.com and click on the “Investors” tab.

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward-looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. The closing of the proposed Merger is subject to regulatory approvals, the approval of the shareholders of Suncrest, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed Merger will be consummated within the expected time frame, or at all. If the Merger is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Citizens and Suncrest and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the Merger, including difficulties in maintaining relationships with employees, may be greater than expected; local, regional, national and international economic and market conditions, political events and public health developments and the impact they may have on Citizens, its customers and its assets and liabilities; Citizens’ ability to attract deposits and other sources of funding or liquidity; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where Citizens lends; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of Citizens’ borrowers, depositors, key vendors or counterparties; changes in Citizens’ levels of delinquent loans, nonperforming assets, allowance for credit losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions CVBF may make, whether CVBF is able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or Citizens’ ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; the effects of new laws, regulations and/or government programs, including those laws, regulations and programs enacted by federal, state or local governments in the geographic jurisdictions in which Citizens does business in response to the current national emergency declared in connection with the COVID-19 pandemic; the impact of the federal CARES Act and the significant additional lending activities undertaken by the Company in connection with the Small Business Administration’s Paycheck Protection Program enacted thereunder, including risks to the Company with respect to the uncertain application by the Small Business Administration of new borrower and loan eligibility, forgiveness and audit criteria; the effects of the Company’s participation in one or more of the new lending programs recently established by the Federal Reserve, including the Main Street New Loan Facility, the Main Street Priority Loan Facility and the Nonprofit Organization New Loan Facility, and the impact of any related actions or decisions by the Federal Reserve Bank of Boston and its special purpose vehicle established pursuant to such lending programs; the effect of changes in other pertinent laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for credit losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, the Community Reinvestment Act, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which CVBF and its subsidiaries must comply or believe the Company should comply or which may otherwise impact the CVBF; changes in estimates of future reserve requirements and minimum capital requirements, based upon the periodic review thereof under relevant regulatory and accounting standards, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risks; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or currently expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates, reference rates or monetary policies, including the possible imposition of negative interest rates on bank reserves; the impact of the anticipated phase-out of the London Interbank Offered Rate (LIBOR) on interest rate indexes specified in certain of our customer loan agreements and in Citizens’ interest rate swap arrangements, including any economic and compliance effects related to the expected change from LIBOR to an alternative reference rate; changes in the amount, cost and availability of deposit insurance; disruptions in the infrastructure that supports CVBF’s business and the communities where CVBF is located, which are concentrated in California, involving or related to public health, physical site access and/or communication facilities; cyber incidents, attacks, infiltrations, exfiltrations, or theft or loss of CVBF, customer or employee data or money; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, the effects of pandemic diseases, climate change or extreme weather events, that may affect electrical, environmental and communications or other services, computer services or facilities CVBF may use, or that may affect CVBF’s assets, customers, employees or third parties with whom CVBF conducts business; CVBF’s timely development and implementation of new banking products and services and the perceived overall value of these products and services by customers and potential customers; CVBF’s relationships with and reliance upon outside vendors with respect to certain of CVBF’s key internal and external systems, applications and controls; changes in commercial or consumer spending, borrowing and savings patterns, preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, block-chain technology and other financial products, systems or services); CVBF’s ability to retain and increase market share, to retain and grow customers and to control expenses; changes in the competitive environment among banks and other financial services and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on CVBF’s capital, deposits, assets or customers; fluctuations in the price of CVBF’s common stock or other securities, and the resulting impact on CVBF’s ability to raise capital or to make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the principal regulatory agencies with jurisdiction over CVBF, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in CVBF’s organization, management, compensation and benefit plans, and CVBF’s ability to recruit and retain or expand or contract its workforce, management team, key executive positions and/or CVBF’s board of directors; CVBF’s ability to identify suitable and qualified replacements for any executive officers who may leave their employment, including CVBF’s Chief Executive Officer; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, lender liability, bank operations, check or wire fraud, financial product or service, data privacy, health and safety, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; ongoing relations with various federal and state regulators, including, but not limited to, the SEC, Federal Reserve Board, FDIC and California DFPI; success at managing the risks involved in the foregoing items and all other factors set forth in CVBF’s public reports, including its Annual Report on Form 10-K for the year ended December 31, 2020, and particularly the discussion of risk factors within that document. Among other risks, the ongoing COVID-19 pandemic may significantly affect the banking industry, the health and safety of Suncrest and Citizens’ employees, and their business prospects. The ultimate impact of the COVID-19 pandemic on Suncrest and Citizens’ business and financial results will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic, the impact on the economy, customers, employees and business partners, the safety, effectiveness, distribution and acceptance of vaccines developed to mitigate the pandemic, and actions taken by governmental authorities in response to the pandemic.

CVBF does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.